Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	40,283	45,549	40,417	34,963	161,212	22,778				22,778
Equity in earnings of affiliates	778	764	511	413	2,466	456				456
Net gain on dispositions	7	9	109	170	295	122				122
Other income (loss)	31	17	11	61	120	70				70
Total Revenues and Other Income	41,099	46,339	41,048	35,607	164,093	23,426				23,426

Costs and Expenses
Purchased crude oil and products	34,381	39,316	33,602	28,449	135,748	16,695				16,695
Operating expenses	1,090	1,077	1,104	1,164	4,435	1,094				1,094
Selling, general and administrative expenses	402	412	401	448	1,663	394				394
Depreciation and amortization	234	239	249	273	995	253				253
Impairments	1	3	12	134	150	—				—
Taxes other than income taxes*	3,638	3,832	3,874	3,696	15,040	3,462				3,462
Accretion on discounted liabilities	6	6	6	6	24	5				5
Interest and debt expense	68	66	60	73	267	86				86
Foreign currency transaction (gains) losses	(19)	29	13	3	26	49				49
Total Costs and Expenses	39,801	44,980	39,321	34,246	158,348	22,038				22,038
Income from continuing operations before income taxes	1,298	1,359	1,727	1,361	5,745	1,388				1,388
Provision for income taxes	426	487	538	203	1,654	391				391
Income From Continuing Operations	872	872	1,189	1,158	4,091	997				997
Income from discontinued operations**	706	—	—	—	706	—				—
Net Income	1,578	872	1,189	1,158	4,797	997				997
Less: net income attributable to noncontrolling interests	6	9	9	11	35	10				10
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987				987
* Includes excise taxes on petroleum products sales:	3,522	3,743	3,781	3,652	14,698	3,362				3,362
** Net of provision for income taxes on discontinued operations:	5	—	—	—	5	—				—

Amounts Attributable to Phillips 66 Common Stockholders:
Income from continuing operations	866	863	1,180	1,147	4,056	987				987
Income from discontinued operations	706	—	—	—	706	—				—
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987				987

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.48	1.52	2.11	2.07	7.15	1.80				1.80
Discontinued operations	1.21	—	—	—	1.25	—				—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.69	1.52	2.11	2.07	8.40	1.80				1.80
Diluted
Continuing operations	1.47	1.51	2.09	2.05	7.10	1.79				1.79
Discontinued operations	1.20	—	—	—	1.23	—				—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.67	1.51	2.09	2.05	8.33	1.79				1.79

Average Common Shares Outstanding (in thousands)
Basic	584,053	565,799	559,492	554,617	565,902	548,200				548,200
Diluted	589,575	571,285	564,958	559,023	571,504	552,337				552,337

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	96	507	67				67
Chemicals	316	324	230	267	1,137	203				203
Refining	306	390	558	517	1,771	538				538
Marketing and Specialties	137	162	368	367	1,034	304				304
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)				(125)
Discontinued Operations	706	—	—	—	706	—				—
Consolidated	1,572	863	1,180	1,147	4,762	987				987

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	302	180	194	175	851	116				116
Chemicals	442	466	328	396	1,632	291				291
Refining	508	647	859	453	2,467	764				764
Marketing and Specialties	205	248	495	527	1,475	406				406
Corporate and Other	(159)	(182)	(149)	(190)	(680)	(189)				(189)
Consolidated	1,298	1,359	1,727	1,361	5,745	1,388				1,388

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	35.8%	35.0%	36.1%	38.9%	36.3%	32.8%				32.8%
Chemicals	28.5%	30.5%	29.9%	32.6%	30.3%	30.2%				30.2%
Refining	39.8%	39.7%	35.0%	(14.1)%	28.2%	29.6%				29.6%
Marketing and Specialties	33.2%	34.7%	25.7%	30.4%	29.9%	25.1%				25.1%
Corporate and Other	49.1%	33.5%	38.9%	47.4%	42.2%	33.3%				33.3%
Consolidated	32.8%	35.8%	31.2%	14.9%	28.8%	28.2%				28.2%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	97	508	67				67
Chemicals	316	324	299	270	1,209	203				203
Refining	306	390	558	322	1,576	495				495
Marketing and Specialties	137	162	259	324	882	194				194
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)				(125)
Consolidated	866	863	1,140	913	3,782	834				834

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Lower-of-cost-or-market inventory adjustments	—	—	—	(1)	(1)	—				—
Total Midstream	—	—	—	(1)	(1)	—				—

Chemicals
Impairments	—	—	(69)	—	(69)	—				—
Lower-of-cost-or-market inventory adjustments	—	—	—	(3)	(3)	—				—
Total Chemicals	—	—	(69)	(3)	(72)	—				—

Refining
Asset dispositions	—	—	—	369	369	5				5
Impairments	—	—	—	(131)	(131)	—				—
Pending claims and settlements	—	—	—	(17)	(17)	38				38
Lower-of-cost-or-market inventory adjustments	—	—	—	(26)	(26)	—				—
Total Refining	—	—	—	195	195	43				43

Marketing and Specialties
Asset dispositions	—	—	109	16	125	110				110
Pending claims and settlements	—	—	—	27	27	—				—
Total Marketing and Specialties	—	—	109	43	152	110				110

Corporate and Other	—	—	—	—	—	—				—

Discontinued Operations	706	—	—	—	706	—				—

Total Phillips 66	706	—	40	234	980	153				153

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—				—
DCP Midstream	—	—	—	(1)	(1)	—				—
NGL	—	—	—	—	—	—				—
Total Midstream	—	—	—	(1)	(1)	—				—

Refining
Atlantic Basin/Europe	—	—	—	(132)	(132)	38				38
Gulf Coast	—	—	—	(3)	(3)	—				—
Central Corridor	—	—	—	(17)	(17)	—				—
Western/Pacific	—	—	—	347	347	5				5
Total Refining	—	—	—	195	195	43				43

Marketing and Specialties
Marketing and Other	—	—	109	43	152	110				110
Specialties	—	—	—	—	—	—				—
Total Marketing and Specialties	—	—	109	43	152	110				110

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—				—
DCP Midstream	—	—	—	(2)	(2)	—				—
NGL	—	—	—	—	—	—				—
Total Midstream	—	—	—	(2)	(2)	—				—

Chemicals	—	—	(88)	(3)	(91)	—				—

Refining
Atlantic Basin/Europe	—	—	—	(133)	(133)	—				—
Gulf Coast	—	—	—	(5)	(5)	—				—
Central Corridor	—	—	—	(29)	(29)	—				—
Western/Pacific	—	—	—	118	118	8				8
Total Refining	—	—	—	(49)	(49)	8				8

Marketing and Specialties
Marketing and Other	—	—	109	60	169	110				110
Specialties	—	—	—	—	—	—				—
Total Marketing and Specialties	—	—	109	60	169	110				110

Corporate and Other	—	—	—	—	—	—				—

Discontinued Operations	711	—	—	—	711	—				—

Total Phillips 66	711	—	21	6	738	118				118

CASH FLOW INFORMATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	1,578	872	1,189	1,158	4,797	997				997
Depreciation and amortization	234	239	249	273	995	253				253
Impairments	1	3	12	134	150	—				—
Accretion on discounted liabilities	6	6	6	6	24	5				5
Deferred taxes	(444)	(11)	(72)	39	(488)	(6)				(6)
Undistributed equity earnings	632	(253)	(19)	(163)	197	(337)				(337)
Net gain on dispositions	(7)	(9)	(109)	(170)	(295)	(122)				(122)
Income from discontinued operations	(706)	—	—	—	(706)	—				—
Other	(21)	90	1	(197)	(127)	90				90
Net working capital changes	123	(107)	(828)	(208)	(1,020)	472				472
Net cash provided by continuing operating activities	1,396	830	429	872	3,527	1,352				1,352
Net cash provided by discontinued operations	2	—	—	—	2	—				—
Net Cash Provided by Operating Activities	1,398	830	429	872	3,529	1,352				1,352

Cash Flows From Investing Activities
Capital expenditures and investments	(572)	(561)	(1,514)	(1,126)	(3,773)	(1,081)				(1,081)
Proceeds from asset dispositions*	507	150	6	581	1,244	(9)				(9)
Advances/loans—related parties	—	(3)	—	—	(3)	(50)				(50)
Collection of advances/loans—related parties	—	—	—	—	—	—				—
Other	13	21	127	77	238	102				102
Net cash provided by (used in) continuing investing activities	(52)	(393)	(1,381)	(468)	(2,294)	(1,038)				(1,038)
Net cash provided by (used in) discontinued operations	(34)	32	—	—	(2)	—				—
Net Cash Provided by (Used in) Investing Activities	(86)	(361)	(1,381)	(468)	(2,296)	(1,038)				(1,038)

Cash Flows From Financing Activities
Issuance of debt	—	—	—	2,487	2,487	1,169				1,169
Repayment of debt	(8)	(9)	(13)	(19)	(49)	(895)				(895)
Issuance of common stock	(20)	8	13	—	1	(25)				(25)
Repurchase of common stock	(640)	(616)	(494)	(532)	(2,282)	(399)				(399)
Share exchange—PSPI transaction	(450)	—	—	—	(450)	—				—
Dividends paid on common stock	(229)	(281)	(277)	(275)	(1,062)	(272)				(272)
Distributions to noncontrolling interests	(4)	(9)	(5)	(12)	(30)	(6)				(6)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	—	—	—	384				384
Other	(4)	29	(2)	—	23	(14)				(14)
Net cash provided by (used in) continuing financing activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)				(58)
Net cash provided by (used in) discontinued operations	—	—	—	—	—	—				—
Net Cash Used in Financing Activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)				(58)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(31)	39	(118)	46	(64)	(73)				(73)

Net Change in Cash and Cash Equivalents	(74)	(370)	(1,848)	2,099	(193)	183				183
Cash and cash equivalents at beginning of period	5,400	5,326	4,956	3,108	5,400	5,207				5,207
Cash and Cash Equivalents at End of Period	5,326	4,956	3,108	5,207	5,207	5,390				5,390
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	288	298	946	641	2,173	769				769
Chemicals	—	—	—	—	—	—				—
Refining	186	215	278	359	1,038	274				274
Marketing and Specialties	84	26	248	81	439	24				24
Corporate and Other	14	22	42	45	123	14				14
Total Consolidated from Continuing Operations	572	561	1,514	1,126	3,773	1,081				1,081

Discontinued Operations	—	—	—	—	—	—				—

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	178	176	207	215	776	157				157
CPChem (Chemicals)	155	224	244	274	897	252				252
WRB Refining (Refining)	23	38	35	44	140	35				35
Select Equity Affiliates	356	438	486	533	1,813	444				444

Total Capital Program*
Midstream	466	474	1,153	856	2,949	926				926
Chemicals	155	224	244	274	897	252				252
Refining	209	253	313	403	1,178	309				309
Marketing and Specialties	84	26	248	81	439	24				24
Corporate and Other	14	22	42	45	123	14				14
Total Capital Program	928	999	2,000	1,659	5,586	1,525				1,525

* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining.

MIDSTREAM

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	62	60	58	53	233	65				65
DCP Midstream	83	33	31	(12)	135	(12)				(12)
NGL	43	15	26	55	139	14				14
Midstream Net Income Attributable
to Phillips 66	188	108	115	96	507	67				67

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	101	105	102	108	416	113				113
DCP Midstream	130	52	50	(18)	214	(17)				(17)
NGL	71	23	42	85	221	20				20
Midstream Income before Income Taxes	302	180	194	175	851	116				116

Midstream Adjusted EBITDA	384	256	273	257	1,170	199				199

Depreciation and Amortization ($ Millions)
Transportation	19	20	23	27	89	25				25
DCP Midstream	—	—	—	—	—	—				—
NGL	—	1	1	—	2	1				1
Total	19	21	24	27	91	26				26

Operating and SG&A Expense ($ Millions)
Transportation	96	109	122	134	461	124				124
DCP Midstream	—	—	—	—	—	—				—
NGL	17	20	20	37	94	32				32
Total	113	129	142	171	555	156				156

Transportation Volumes (MB/D)
Pipelines*	3,101	3,243	3,142	3,336	3,206	3,145				3,145
Terminals**	1,477	1,609	1,780	1,860	1,683	1,983				1,983
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	112	117	110	99	109	108				108
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	165	89	81	(47)	288	(37)				(37)

Depreciation and Amortization ($ Millions)	85	86	87	90	348	91				91

Operating and SG&A Expense ($ Millions)	243	283	264	271	1,061	236				236

Net Interest Expense ($ Millions)*	72	74	71	70	287	76				76
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	355	353	414	429	1,551	314				314

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	5.3	5.6	5.8	5.9	5.7	**				**
Gross Margin ($ Millions)	265	265	275	215	1,020	**				**

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.5	0.4	0.4	0.3	0.4	**				**
Gross Margin ($ Millions)	35	20	25	20	100	**				**

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.6	4.5	4.6	4.7	4.6	**				**
Gross Margin ($ Millions)	80	85	90	105	360	**				**

Fee-based NGL Transport and Fractionation
Volume (MB/d)	242	281	325	340	297	**				**
Gross Margin ($ Millions)	26	27	39	39	131	**				**

Other Gross Margin***
Gross Margin ($ Millions)	205	139	175	139	658	**				**

Total Throughput (TBtu/d)	7.2	7.3	7.5	7.4	7.3	7.1				7.1
NGL Production (MB/d)	445	452	471	447	454	399				399
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	44.52	39.06	37.66	28.45	37.43	20.57				20.57
DCP Midstream ($/gal)	1.06	0.93	0.90	0.68	0.89	0.49				0.49
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	1	1	2	4	8	6				6
LP Distribution from PSXP to Phillips 66	15	17	17	19	68	21				21
GP Distribution from DPM to DCP Midstream***	26	28	29	31	114	**				**
LP Distribution from DPM to DCP Midstream***	18	18	19	19	74	**				**

    * Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DPM.

CHEMICALS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable to Phillips 66 ($ Millions)	316	324	230	267	1,137	203				203

Chemicals Adjusted EBITDA	534	557	517	493	2,101	380				380

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	801	903	720	731	3,155	530				530
Specialties, Aromatics and Styrenics	97	52	(45)	74	178	69				69
Corporate and Other	(8)	(15)	(13)	(9)	(45)	(12)				(12)
Total	890	940	662	796	3,288	587				587

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	815	918	735	741	3,209	542				542
Specialties, Aromatics and Styrenics	105	60	(36)	79	208	77				77
Corporate and Other	(8)	(14)	(12)	(9)	(43)	(12)				(12)
Total	912	964	687	811	3,374	607				607
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	69	69	74	84	296	76				76

Net Interest Expense ($ Millions)*	—	(1)	(1)	—	(2)	—				—
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	310	447	488	548	1,793	504				504
Advances to Equity Companies	5	21	18	34	78	10				10
Advance Repayments from Equity Companies	—	—	—	—	—	—				—

Externally Marketed Sales Volumes (MM Lbs)
Olefins and Polyolefins	4,302	4,395	4,067	4,051	16,815	4,019				4,019
Specialties, Aromatics and Styrenics	1,569	1,530	1,571	1,624	6,294	1,482				1,482
Total	5,871	5,925	5,638	5,675	23,109	5,501				5,501
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	93%	95%	83%	83%	88%	87%				87%

Market Indicators
U.S. Industry Prices*
Ethylene, Average Acquisition Contract (cents/lb)	53.49	53.03	59.95	50.26	54.18	38.04				38.04
HDPE Blow Molding, Domestic Spot (cents/lb)	70.50	71.25	74.33	68.83	71.23	52.75				52.75

U.S. Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	20.10	16.77	14.39	10.48	15.44	10.25				10.25
HDPE Blow Molding, Total Cash Cost (cents/lb)	67.09	66.56	73.51	63.60	67.69	50.97				50.97
* Released by IHS. Reflect the IHS analysis of historical market indicators.

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	36.80	40.95	46.38	45.01	42.28	29.57				29.57

REFINING

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	38	(37)	140	57	198	113				113
Gulf Coast	79	118	66	(11)	252	71				71
Central Corridor	225	232	328	182	967	195				195
Western/Pacific	(36)	77	24	289	354	159				159
Refining Net Income (Loss) Attributable
to Phillips 66	306	390	558	517	1,771	538				538

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	64	(24)	205	137	382	108				108
Gulf Coast	128	184	100	(19)	393	109				109
Central Corridor	365	373	502	265	1,505	301				301
Western/Pacific	(49)	114	52	70	187	246				246
Refining Income (Loss) before Income Taxes	508	647	859	453	2,467	764				764

Refining Adjusted EBITDA	722	883	1,098	746	3,449	996				996

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	8.34	5.75	10.60	11.04	8.94	9.94				9.94
Gulf Coast	8.80	8.22	7.35	6.33	7.64	10.59				10.59
Central Corridor	15.38	15.26	17.84	14.02	15.63	13.86				13.86
Western/Pacific	7.58	11.11	9.87	6.92	8.89	16.54				16.54
Worldwide	9.88	9.66	10.89	9.30	9.93	12.26				12.26
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	47	48	49	48	192	45				45
Gulf Coast	50	50	53	54	207	54				54
Central Corridor	23	24	23	25	95	25				25
Western/Pacific	52	52	53	53	210	53				53
Total	172	174	178	180	704	177				177
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	289	259	254	266	1,068	261				261
Gulf Coast	365	335	366	401	1,467	386				386
Central Corridor	117	129	120	134	500	113				113
Western/Pacific	233	233	235	251	952	217				217
Total	1,004	956	975	1,052	3,987	977				977
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	23	9	16	14	62	36				36
Gulf Coast	75	35	67	94	271	114				114
Central Corridor	5	4	3	6	18	6				6
Western/Pacific	22	13	15	23	73	17				17
Total	125	61	101	137	424	173				173
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	15	15	15	63	16				16
Gulf Coast	24	21	20	18	83	23				23
Central Corridor	11	7	9	8	35	11				11
Western/Pacific	29	26	26	23	104	23				23
Total	82	69	70	64	285	73				73

Foreign Currency Gains (Losses) After-Tax ($ Millions)	14	(18)	(6)	4	(6)	(37)				(37)

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	150	173	55	(67)	311	97				97
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(352)	(364)	(248)	(172)	(1,136)	(266)				(266)
Equity-affiliate-related expenses not included in Realized Refining Margins	(202)	(191)	(193)	(239)	(825)	(169)				(169)
Regional Totals
Gulf Coast	11	13	3	1	28	11				11
Central Corridor	(167)	(156)	(159)	(195)	(677)	(152)				(152)
Other Regions**	(46)	(48)	(37)	(45)	(176)	(28)				(28)
Total	(202)	(191)	(193)	(239)	(825)	(169)				(169)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	551	562	538	563	554	514				514
Total Charge Input (MB/D)	585	612	588	616	600	567				567
Crude Oil Capacity Utilization (%)	94%	96%	92%	96%	94%	87%				87%
Clean Product Yield (%)	84%	83%	86%	85%	85%	86%				86%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	613	673	710	708	676	528				528
Total Charge Input (MB/D)	705	771	794	779	763	590				590
Crude Oil Capacity Utilization (%)	84%	92%	97%	97%	92%	72%				72%
Clean Product Yield (%)	81%	79%	79%	77%	79%	77%				77%

Central Corridor*
Crude Oil Charge Input (MB/D)	466	493	476	466	475	460				460
Total Charge Input (MB/D)	481	511	492	481	491	483				483
Crude Oil Capacity Utilization (%)	96%	102%	98%	96%	98%	94%				94%
Clean Product Yield (%)	88%	88%	90%	90%	89%	87%				87%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific
Crude Oil Charge Input (MB/D)	395	424	390	403	403	327				327
Total Charge Input (MB/D)	427	450	423	435	434	357				357
Crude Oil Capacity Utilization (%)	90%	96%	89%	92%	92%	91%				91%
Clean Product Yield (%)	84%	85%	83%	87%	85%	87%				87%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,025	2,152	2,114	2,140	2,108	1,829				1,829
Total Charge Input (MB/D)	2,198	2,344	2,297	2,311	2,288	1,997				1,997
Crude Oil Capacity Utilization (%)	90%	96%	94%	95%	94%	84%				84%
Clean Product Yield (%)	84%	83%	84%	84%	84%	84%				84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	231	244	247	247	242	235				235
Distillates	245	248	240	262	249	238				238
Other	112	123	106	113	114	100				100
Total	588	615	593	622	605	573				573
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	276	300	296	275	287	217				217
Distillates	270	286	299	293	287	216				216
Other	171	197	203	218	197	168				168
Total	717	783	798	786	771	601				601

Central Corridor*
Gasoline	247	262	256	251	254	241				241
Distillates	173	187	181	181	181	178				178
Other	63	64	57	53	59	68				68
Total	483	513	494	485	494	487				487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	181	198	182	194	188	169				169
Distillates	179	186	167	186	179	140				140
Other	69	70	76	56	68	52				52
Total	429	454	425	436	435	361				361
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	935	1,004	981	967	971	862				862
Distillates	867	907	887	922	896	772				772
Other	415	454	442	440	438	388				388
Total	2,217	2,365	2,310	2,329	2,305	2,022				2,022

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.55				48.55
Brent	108.22	109.63	101.85	76.27	98.99	53.97				53.97
LLS	104.43	105.55	100.95	76.38	96.83	52.83				52.83
ANS	105.74	109.23	101.51	74.76	97.81	53.68				53.68
WTI less Maya	9.41	7.27	6.64	6.21	7.38	4.43				4.43
WTI less WCS	20.83	19.15	18.22	15.63	18.46	13.66				13.66

Natural Gas ($/MCF)
Henry Hub	5.08	4.58	3.94	3.75	4.34	2.87				2.87

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	5.12	15.23	15.44	8.69	11.12	9.19				9.19
East Coast Distillate less Brent	22.28	14.30	16.63	22.06	18.82	23.22				23.22
Gulf Coast
Gulf Coast Gasoline less LLS	5.25	11.53	8.54	(0.03)	6.32	9.99				9.99
Gulf Coast Distillate less LLS	18.63	17.00	16.26	16.17	17.02	18.03				18.03
Central Corridor
Central Gasoline less WTI	13.15	16.09	14.05	6.12	12.35	14.88				14.88
Central Distillate less WTI	25.94	21.07	21.85	27.60	24.12	22.63				22.63
Western/Pacific
West Coast Gasoline less ANS	11.75	20.88	16.59	7.46	14.17	20.21				20.21
West Coast Distillate less ANS	17.55	17.16	20.19	21.69	19.15	19.17				19.17

Worldwide Market Crack Spread ($/BBL)*	12.44	15.94	14.85	10.45	13.42	15.26				15.26
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	93	119	325	299	836	254				254
Specialties	44	43	43	68	198	50				50
Marketing and Specialties Net Income Attributable
to Phillips 66	137	162	368	367	1,034	304				304

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	135	179	425	423	1,162	325				325
Specialties	70	69	70	104	313	81				81
Marketing and Specialties Income before
Income Taxes	205	248	495	527	1,475	406				406

Marketing and Specialties Adjusted EBITDA	226	271	410	494	1,401	320				320

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.19	1.17	1.78	1.87	1.51	1.46				1.46
International	3.72	4.52	6.10	6.48	5.22	3.85				3.85
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin
($ Millions)*
Marketing and Other	139	160	169	135	603	165				165
Specialties	106	102	108	146	462	122				122
Total	245	262	277	281	1,065	287				287
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	20	21	21	21	83	19				19
Specialties	1	2	3	6	12	5				5
Total	21	23	24	27	95	24				24

Operating and SG&A Expense ($ Millions)
Marketing and Other	274	284	295	281	1,134	254				254
Specialties	32	30	35	34	131	34				34
Total	306	314	330	315	1,265	288				288

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,030	1,142	1,093	1,142	1,102	974				974
Distillates	748	784	750	864	787	689				689
Other	—	—	—	—	—	—				—
Total	1,778	1,926	1,843	2,006	1,889	1,663				1,663

International Marketing
Gasoline	89	95	95	95	93	88				88
Distillates	196	186	190	196	192	193				193
Other	16	19	17	17	17	16				16
Total	301	300	302	308	302	297				297

Worldwide Marketing
Gasoline	1,119	1,237	1,188	1,237	1,195	1,062				1,062
Distillates	944	970	940	1,060	979	882				882
Other	16	19	17	17	17	16				16
Total	2,079	2,226	2,145	2,314	2,191	1,960				1,960

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	(3)	(3)	(2)	(8)	(1)				(1)

CORPORATE AND OTHER

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss) Attributable
to Phillips 66 ($ Millions)	(81)	(121)	(91)	(100)	(393)	(125)				(125)

Detail of Net Income (Loss) Attributable
to Phillips 66 ($ Millions)
Net interest expense	(41)	(39)	(36)	(44)	(160)	(53)				(53)
Corporate overhead	(40)	(44)	(32)	(40)	(156)	(45)				(45)
Technology	(13)	(14)	(14)	(17)	(58)	(14)				(14)
Other	13	(24)	(9)	1	(19)	(13)				(13)
Total	(81)	(121)	(91)	(100)	(393)	(125)				(125)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(69)	(69)	(66)	(83)	(287)	(102)				(102)
Capitalized interest	1	3	6	10	20	16				16
Interest revenue	5	6	5	5	21	5				5
Total	(63)	(60)	(55)	(68)	(246)	(81)				(81)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	—	—	—	—	—				—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	6,217	6,212	6,213	8,684	8,684	8,949				8,949
Debt-to-Capital Ratio (%)	22%	22%	22%	28%	28%	28%				28%

Total Equity ($ Millions)	21,829	21,955	22,194	22,037	22,037	22,595				22,595

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	194	117	124	107	542	78				78
Plus:
Provision for income taxes	108	63	70	68	309	38				38
Depreciation and amortization	19	21	24	27	91	26				26
Midstream EBITDA	321	201	218	202	942	142				142

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)				(16)
Proportional share of selected equity affiliates income taxes	2	—	2	(1)	3	1				1
Proportional share of selected equity affiliates net interest	30	31	29	28	118	32				32
Proportional share of selected equity affiliates depreciation and amortization	39	36	37	38	150	40				40
Lower-of-cost-or-market inventory adjustments	—	—	—	2	2	—				—
Midstream Adjusted EBITDA*	384	256	273	257	1,170	199				199
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	316	324	230	267	1,137	203				203
Plus:
Provision for income taxes	126	142	98	129	495	88				88
Chemicals EBITDA	442	466	328	396	1,632	291				291

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	27	28	35	21	111	22				22
Proportional share of selected equity affiliates net interest	3	1	2	3	9	2				2
Proportional share of selected equity affiliates depreciation and amortization	62	62	64	70	258	65				65
Impairments	—	—	88	—	88	—				—
Lower-of-cost-or-market inventory adjustments	—	—	—	3	3	—				—
Chemicals Adjusted EBITDA	534	557	517	493	2,101	380				380

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income	306	390	558	517	1,771	538				538
Plus:
Provision for income taxes	202	257	301	(64)	696	226				226
Depreciation and amortization	172	174	178	180	704	177				177
Refining EBITDA	680	821	1,037	633	3,171	941				941

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—	1	—	2	3	—				—
Proportional share of selected equity affiliates net interest	(19)	—	—	—	(19)	—				—
Proportional share of selected equity affiliates depreciation and amortization	61	61	61	62	245	63				63
Asset dispositions	—	—	—	(145)	(145)	(8)				(8)
Impairments	—	—	—	131	131	—				—
Pending claims and settlements	—	—	—	23	23	—				—
Lower-of-cost-or-market inventory adjustments	—	—	—	40	40	—				—
Refining Adjusted EBITDA	722	883	1,098	746	3,449	996				996

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	137	162	368	367	1,034	304				304
Plus:
Provision for income taxes	68	86	127	160	441	102				102
Depreciation and amortization	21	23	24	27	95	24				24
Marketing and Specialties EBITDA	226	271	519	554	1,570	430				430

Adjustments (pretax):
Asset dispositions	—	—	(109)	(16)	(125)	(110)				(110)
Pending claims and settlements	—	—	—	(44)	(44)	—				—
Marketing and Specialties Adjusted EBITDA	226	271	410	494	1,401	320				320

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	1,578	872	1,189	1,158	4,797	997				997
Less:
Income from discontinued operations	706	—	—	—	706	—				—
Plus:
Provision for income taxes	426	487	538	203	1,654	391				391
Net interest expense	63	60	55	68	246	81				81
Depreciation and amortization	234	239	249	273	995	253				253
Phillips 66 EBITDA	1,595	1,658	2,031	1,702	6,986	1,722				1,722

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)				(16)
Proportional share of selected equity affiliates income taxes	29	29	37	22	117	23				23
Proportional share of selected equity affiliates net interest	14	32	31	31	108	34				34
Proportional share of selected equity affiliates depreciation and amortization	162	159	162	170	653	168				168
Asset dispositions	—	—	(109)	(161)	(270)	(118)				(118)
Impairments	—	—	88	131	219	—				—
Pending claims and settlements	—	—	—	(21)	(21)	—				—
Lower-of-cost-or-market inventory adjustments	—	—	—	45	45	—				—
Phillips 66 Adjusted EBITDA	1,792	1,866	2,227	1,907	7,792	1,813				1,813

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.